CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of report (Date of earliest event report:)
December 17, 2019

Access-Power, Inc.
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985

17164 Dune View Drive
Apt 106
Grand Haven, MI 49417

or

PO BOX 598
Grand Haven MI, 49417
(Address of Principal Executive Officer)

Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 8.01  Other Events.

Access-Power, Inc. has the following letter for our Shareholders and the Commission to review.

My Dear Shareholders of Access-Power, Inc.,

On Friday December 13, 2019, Access-Power, Inc. completed it's audit and review of bank records and expenses and final efile with the Internal Revenue Serice was performed. In short, the Company realizes that this is not a PCAOB member firm. Our MASTER TAX ADVISOR is delighted to help us! She has over 25 years of business expertise and has a thorough understanding of the very complicated tax laws surrounding our Company. As stated earlier, this efile with the IRS represents our Company's first US Tax Return filed in over 18 years. The bank records of Access-Power, Inc. have been thoroughly examined. All bank statements for 2018 from January
2018 to our current month of November 2019 have been examined by H&R Block. The Company also provided our MASTER TAX ADVISOR with all monthly expense reports. These have all been verified.
Of Course, this represents a significant milestone and event for our Company.

Access-Power, Inc. is please to confirm revenues for 2018 in the amount of $29,061.00. For the year, Access-Power, Inc. had a net loss of $17,500.00 for the year. This loss was supported by personal donations by Patrick J. Jensen, and there has been no dilution in the Company stock during all of 2018. Taxable Income for the Year Ending 2018 was -$17,500.00. These are certified results paid for by a personal donaltion of $450.00 by Patrick J. Jensen. The check was cashed on Monday December 16, 2019. I am trying to bring back this Company. I am building a concept operation from the ground floor up. There are many risks to building a business, however I believe that I have the ability to succeed. At the beginning of 2018 as a starting point for the audit of expenses, the Company on January 1, 2018 recorded $0.00 in Cash. We ended the period 12/31/2018 with $500.00 in cash. The Company has supplied our Master Tax Advisor all of our records, and also will be engaging in a program, where H&R Block will have daily access via protected password, to all bank records and approved transactions. We are a full disclosure firm with our advisor.

Our monthly expenses as a Corporation are contained, and verified at $2,350 per month. The break down of our FIXED
MONTHLY BREAKDOWN are as follows:

Rent $1,500.00
Cable, Internet, and TV $185.00
Electricity, Gas, Water, and Sewer $100.00
Marketing Expenses $500.00
Food, Office supplies, etc $100.00

Our Master Tax Adviser had verified all our 1099's, and all of our monthly expenses, and every single bank record for the Company for all of 2018 and present through 2019.

ACCR is a real business, with real operations, and we have never issued stock or sold any stock as a Company in over 18 years. This is a long time.

As of today, December 17, 2019...the verified outstanding share is 244,144,121 and at a closing price of $.0055, this represents a total Company market value of $1,342,792.66. This represents a substantial gain since October 18, 2019. On October 18, 2019, the Company had a venue change with OTC Markets and our verified profile can be seen here.

https://www.otcmarkets.com/stock/ACCR/security

Our trading float is current as of this morning at 98,244,146 shares. I continue to believe there is a position that is frozen in time, and the actual trading float is much more substantial. Back to operations of the Company, my concept brand is taking shape. The website for my futuristic marijuana clone delivery service is https://www.clonesbydrones.com.
This MASTTER 20x20 GROW ROOM and my 20x20 MASTER CLONING ROOM can be up and running with 3 months of my final funding.

Over the last few weeks, the Company was thrilled to explain to FINRA in detail all of our operations. We are going through also a Corporate Action Request with FINRA, and this process is very exaustive and thorough. Our future operations will be SELF FUNDED. Self funded means that there will be no dilution in our Common stock. ACCR will not amend our articles of incorporation neithe at our Florida Sec of State,
http://www.sunbiz.org.   We only have common stock.

PERIOD.

My name is Patrick J Jensen, and I applied for US SSA Disability on May 1, 2019, and my claim is as of this morning still pending.

I am 100% confident, that I will be successful in my SSA.GOV disability claim. With the approval of this award soon, I expect to close and donate our $50,000.00 previously announced funding comittment. The operations of ACCR are funded with revenue that comes from our Work at Home business model. The Company provides sales and customer service for Fortune 500 Companies. The Company wants to focus 100% of its efforts on the future brand named Clones by Drones TM.

For my Shareholders, and the Commission, I am applying for benefits that will pay me estimated $3,000.00 for the rest of my life, and a lumpsum payment of $63,500 for my claim.
Going forward, we also have applied for a trademark for Clones by Drones with the US Patent and Trademark Office.

http://tsdr.uspto.gov/#caseNumber=88690325&caseType=
SERIAL_NO&searchType=statusSearch

Our next step will be to amend our Company 10k from 2018.
We also will secure a letter signed by H&R Block attesting to verification of all monthly bank records, revenue, and expenses.
We have a 2 year plan going forward to become CURRENT REGISTERED with the SEC. After 2 years, we plan to get an accountant that is registered with the PCAOB, like BDO of Grand Rapids. We will continue to be a CURRENT REPORTING company. We believe in our plan, and we are secure in our future. Again, as of today, December
17, 2019...the verified outstanding share is 244,144,121 and at a closing price of $.0055, this represents a total Company market value of $1,342,792.66.

Just stay with me...

Our comeback song remains the same and just believe in me,

https://www.youtube.com/watch?v=xbhCPt6PZIU

The following should be considered in connection with an evaluation of our business and recent market activities as described above:

There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY INVOLVE A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD BE CONSIDERED EXTREMELY SPECULATIVE. THEY SHOULD NOT BE PURCHASED BY PERSONS WHO CANNOT AFFORD THE POSSIBILITY OF THE LOSS OF THE ENTIRE INVESTMENT. PROSPECTIVE INVESTORS SHOULD READ
ALL OF THE COMPANY'S FILINGS, INCLUDING ALL EXHIBITS, AND CAREFULLY CONSIDER, AMONG OTHER FACTORS THE VARIOUS RISK FACTORS THAT MAY BE PRESENT.

You should be aware that there are many substantial risks to an investment in our common stock. Carefully consider these risk factors, along with any available information currently reported by the Company (of which there are note), before you decide to invest in shares of our common stock.

If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment.

Cautionary Language Concerning Forward-Looking Statements

Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company or its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors.

Respectfully submitted before the Commission,

Patrick J. Jensen
Director
Access-Power, Inc.
December 17, 2019